EXHIBIT 10.1

LENDER CERTIFICATE

December 16, 2008

To:	Guaranty Bank,
as Administrative Agent

The Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of May 25, 2006 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms used herein have the meaning specified in the Credit Agreement.

Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective December 16, 2008 (the “Effective Date”) with a Commitment of $27,500,000 and (b) that, from and after the Effective Date, it shall be deemed to be a Lender in all respects under the Credit Agreement and the other Loan Documents.

Very truly yours,

UNION BANK OF CALIFORNIA, N.A.

By:           /s/Sean Murphy
Name:      Sean Murphy
Title:         Senior Vice President

Accepted and Agreed:

GUARANTY BANK,
as Administrative Agent

By:       /s/Kelly L. Elmore III
Name:  Kelly Elmore III
Title:    Senior Vice President

Accepted and Agreed:

CARRIZO OIL & GAS, INC.

By:       /s/Paul F. Boling
Name:  Paul F. Boling
Title:     Vice President and Chief Financial Officer